                                                                    Exhibit 99.1

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

                             PRELIMINARY TERM SHEET

               CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
                                     ISSUER

                                 $1,857,000,000*
                         TRANSITION BONDS, SERIES 2005-1

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
                                    SERVICER

                               TRANSACTION SUMMARY

The series 2005-1 bonds described herein will not be a liability of CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston"), CenterPoint Energy, Inc. or any of their affiliates (other than the Issuer).The series 2005-1 bonds will not be a debt or general obligation of the State of Texas, the Public Utility Commission of Texas (the "PUCT") or any other governmental agency or instrumentality, and are not a charge on the full faith and credit or taxing power of the State of Texas or any other governmental agency or instrumentality. However, the State of Texas and other governmental entities, as retail electric consumers, will be obligated to pay transition charges securing the series 2005-1 bonds. Except in their capacity as retail electric consumers, neither the State of Texas nor any political subdivision, agency, authority or instrumentality of the State of Texas, nor any other public or private entity, will be obligated to provide funds for the payment of the series 2005-1 bonds.

The Texas Electric Utility Restructuring Act enacted in June 1999 (the "Restructuring Act") authorizes the PUCT to issue irrevocable financing orders supporting the issuance of transition bonds. The PUCT issued an irrevocable financing order to CenterPoint Houston on March 16, 2005 (the "Financing Order"). Pursuant to the Financing Order, CenterPoint Houston established a bankruptcy remote special purpose subsidiary company (the "Issuer") to issue transition bonds (the "series 2005-1 bonds").

The PUCT authorized a special irrevocable non-bypassable charge ("Transition Charge") on all retail electric consumers, including the State of Texas and other governmental entities, in CenterPoint Houston's service territory (approximately 1.9 million consumers) to pay principal and interest and other administrative expenses of the offering. CenterPoint Houston will collect Transition Charges on behalf of the Issuer and remit the Transition Charges daily to the Indenture Trustee. Transition Charges are required to be adjusted annually and, if necessary, semi-annually to ensure the expected recovery of amounts sufficient to timely provide all payments of debt service and other required amounts and charges in connection with the series 2005-1 bonds.

The PUCT guarantees that it will take specific actions pursuant to the irrevocable Financing Order as expressly authorized by the Restructuring Act to ensure that Transition Charge revenues are sufficient to pay principal and interest on the series 2005-1 bonds.

THIS PRELIMINARY TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SERIES 2005-1 BONDS IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS PROHIBITED. PLEASE READ THE IMPORTANT INFORMATION AND QUALIFICATIONS ON THE LAST PAGE OF THIS PRELIMINARY TERM SHEET.

                               SABER PARTNERS, LLC
           Financial Advisor to the Public Utility Commission of Texas

                           [Underwriters to be named]

                                                   (TEXAS TRANSITION BONDS LOGO)

* Preliminary; subject to change

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

                                 $1,857,000,000*
               CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
                         TRANSITION BONDS, SERIES 2005-1

                                SUMMARY OF TERMS

ANTICIPATED BOND STRUCTURE

               EXPECTED             SCHEDULED SINKING   NO. OF SEMI-ANNUAL
             AVERAGE LIFE    SIZE     FUND PAYMENTS        SINKING FUND       SCHEDULED
TRANCHE(1)      (YEARS)     ($MM)         BEGIN              PAYMENTS        MATURITY(2)   INTEREST RATE
----------   ------------   -----   -----------------   ------------------   -----------   -------------
[A-1]            [___]      [___]         [___]                [___]            [___]           [ ]
[A-2]            [___]      [___]         [___]                [___]            [___]           [ ]
[A-3]            [___]      [___]         [___]                [___]            [___]           [ ]
[A-4]            [___]      [___]         [___]                [___]            [___]           [ ]
[A-5]            [___]      [___]         [___]                [___]            [___]           [ ]

ISSUER .......................   CenterPoint Energy Transition Bond Company II,
                                 LLC, a special purpose bankruptcy-remote
                                 limited liability company wholly-owned by
                                 CenterPoint Houston. It has no commercial
                                 operations. The Issuer was formed solely to
                                 purchase and own the series 2005-1 Transition
                                 Property (defined below), to issue the series
                                 2005-1 bonds and to perform activities
                                 incidental thereto. The Issuer is responsible
                                 to the PUCT as described in the Glossary.

EXPECTED RATINGS .............   Aaa/AAA/AAA by Moody's, S&P and Fitch,
                                 respectively.

PARENT/SERVICER ..............   CenterPoint Houston is a State of Texas fully
                                 regulated electric transmission and
                                 distribution utility wholly-owned indirectly by
                                 CenterPoint Energy, Inc.

                                 CenterPoint Houston is engaged in the
                                 transmission and distribution of electric energy in a 5,000 square-mile area located along the Texas Gulf Coast that has a population of approximately 4.7 million people.

PUCT
FINANCIAL ADVISOR ............   Saber Partners, LLC ("Saber") (co-equal
                                 decision maker with the Issuer). Certain
                                 financial advisory services, including any
                                 activities that may be considered activities of
                                 a broker dealer, will be assigned to Saber
                                 Capital Partners, LLC, a wholly-owned
                                 subsidiary of Saber Partners, LLC.

USE OF PROCEEDS ..............   Paid to CenterPoint Houston to retire debt or
                                 equity. The Issuer may not use the net proceeds
                                 from the sale of the series 2005-1 bonds for
                                 general corporate purposes or commercial
                                 purposes.

INDENTURE TRUSTEE ............   [___________].

BOND STRUCTURE ...............   Sinking Fund bond; tranche A-1 [__ years], A-2
                                 [__ years], A-3 [__ years], A-4 [__ years] and
                                 A-5 [__ years] are scheduled to pay principal
                                 semi-annually and sequentially. See "Bond
                                 Balances."

----------
(1)  Each tranche pays sequentially.

(2) The final maturity (i.e., the date by which the principal must be repaid to prevent a default) of each tranche of the series 2005-1 bonds is [two] years after the scheduled maturity date for such tranche [(other than the last tranche, for which the final maturity is one year after the scheduled maturity date)].

*    Preliminary; subject to change.


                                  Pages 2 of 11

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

PAYMENT DATES AND INTEREST
ACCRUAL ......................   Semi-annually, [____________] and
                                 [____________]. Interest will be calculated on
                                 a [30/360] basis. The first scheduled payment
                                 date is [____________ __, 2006.]

                                 Interest is due on each payment date and principal is due upon the final maturity date for each tranche.

AVERAGE LIFE PROFILE .........   Stable. There is no prepayment risk. Extension
                                 risk is expected to be statistically
                                 insignificant.

OPTIONAL REDEMPTION ..........   None. Non-call life.

CREDIT/SECURITY ..............   The irrevocable right, pursuant to the
                                 Financing Order issued by the PUCT, to impose,
                                 bill and collect a non-bypassable
                                 consumption-based charge from all retail
                                 consumers of electricity (1.9 million
                                 customers), including the State of Texas and
                                 other governmental entities, in CenterPoint
                                 Houston's historic service territory (the
                                 "series 2005-1 Transition Property"). Please
                                 see "Parties to Transaction."

CREDIT RISK ..................   The broad-based nature of the True-up Mechanism
                                 and the State Pledge, along with other elements
                                 of the series 2005-1 bonds, will serve to
                                 effectively eliminate, for all practical
                                 purposes and circumstances, any credit risk
                                 associated with the transition bonds (i.e.,
                                 that sufficient funds will be available and
                                 paid to discharge all principal and interest
                                 obligations when due). (See the Financing
                                 Order, Finding of Fact 107.)

STATE PLEDGE .................   The State of Texas has pledged that it will not
                                 take or permit any action that would impair the
                                 value of the series 2005-1 Transition Property
                                 or reduce, alter or impair the Transition
                                 Charges until the related series 2005-1 bonds
                                 are fully repaid or discharged, other than
                                 specified true-up adjustments to correct any
                                 overcollections or undercollections. No voter
                                 initiative or referendum process exists in
                                 Texas.

STATUTORILY GUARANTEED TRUE-UP
MECHANISM FOR PAYMENT OF
SCHEDULED PRINCIPAL AND
INTEREST......................   The Restructuring Act and the irrevocable
                                 Financing Order guarantee that Transition
                                 Charges on all retail electric consumers will
                                 be reviewed and adjusted annually and, if
                                 necessary, semi-annually to ensure the expected
                                 recovery of amounts sufficient to provide
                                 timely payment of principal and interest on the
                                 series 2005-1 bonds. The PUCT guarantees that
                                 it will take specific actions pursuant to the
                                 irrevocable Financing Order as expressly
                                 authorized by the Restructuring Act to ensure
                                 that Transition Charge revenues are sufficient
                                 to pay principal and interest on the series
                                 2005-1 bonds.

                                 There is no "cap" on the level of Transition
                                 Charges that may be imposed on consumers of electricity, including the State of Texas and other governmental entities, to meet scheduled principal and interest on the series 2005-1 bonds.

                                 The Financing Order provides that the True-up
                                 Mechanism and all other obligations of the State of Texas and the PUCT set forth in the Financing Order are direct, explicit, irrevocable and unconditional upon issuance of the series 2005-1 bonds, and are legally enforceable against the State of Texas and the PUCT.

RISK WEIGHTING UNDER CERTAIN
INTERNATIONAL CAPITAL
GUIDELINES ...................   If held by financial institutions subject to
                                 regulation in countries (other than the United
                                 States) that have adopted the 1988
                                 International Convergence of Capital
                                 Measurement and Capital Standards of the Basel
                                 Committee on Banking Supervision (as amended,
                                 the "Basel Accord"), the series 2005-1 bonds
                                 may attract the same risk weighting as "claims
                                 on" or "claims guaranteed by" non-central
                                 government bodies within the United States,
                                 which are accorded a 20% risk weighting.


                                  Pages 3 of 11

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

                                 The United Kingdom's Financial Services
                                 Authority has issued "individual guidance" letters to one or more investors that an investment in Texas transition bonds issued under the Restructuring Act may be accorded a 20% risk weighting, similar to the risk weighting assigned to U. S. Agency corporate securities.

                                 There is no assurance that the series 2005-1 bonds will attract a 20% risk weighting treatment under any national law, regulation, multi-national directives or policy implementing the Basel Accord. Investors should consult their regulators before making any investment.

TYPE OF OFFERING .............   SEC registered.

TAX TREATMENT ................   Fully taxable; treated as debt for U.S. federal
                                 income tax purposes.

ERISA ELIGIBLE ...............   Yes, as described in the base prospectus.

EXPECTED SETTLEMENT ..........   [___________ __, 2005], settling flat. DTC,
                                 Clearstream and Euroclear.

ENHANCED CONTINUING
DISCLOSURE ...................   A special web site will be established for the
                                 series 2005-1 bonds. In addition, the indenture
                                 under which the series 2005-1 bonds will be
                                 issued requires all of the periodic reports
                                 that the Issuer files with the Securities and
                                 Exchange Commission (the "Commission"), the
                                 principal transaction documents and other
                                 information concerning the Transition Charges
                                 and security relating to the series 2005-1
                                 bonds to be posted on the website associated
                                 with the Issuer's parent, located at
                                 www.centerpointenergy.com.

                                 Furthermore, so long as any series 2005-1 bonds are outstanding, the Issuer also will continue filing periodic reports under the Securities
                                 Exchange Act of 1934 and the rules, regulations or orders of the Commission, even if it would otherwise be permitted to suspend such filings.

RELATIONSHIP TO THE SERIES
2001-1 BONDS .................   In October 2001, CenterPoint Energy Transition
                                 Bond Company, LLC ("Transition Bond Company
                                 I"), a special purpose wholly owned subsidiary
                                 of CenterPoint Houston, issued and sold $749
                                 million of Series 2001-1 Transition Bonds (the
                                 "series 2001-1 bonds") in accordance with a
                                 financing order issued by the PUCT on May 31,
                                 2000. Transition Bond Company I will have no
                                 obligations under the series 2005-1 bonds, and
                                 the Issuer has no obligations under the series
                                 2001-1 bonds.

                                 The security pledged to secure the series
                                 2005-1 bonds will be separate from the security that is securing the series 2001-1 bonds or that would secure any other series of transition bonds.

                                 The outstanding series 2001-1 bonds are
                                 currently rated Aaa/AAA/AAA.

MORE INFORMATION..............   For a complete discussion of the proposed
                                 transaction, please read the definitive base
                                 prospectus and the accompanying prospectus
                                 supplement when available.


                                  Pages 4 of 11

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

QUESTIONS AND ANSWERS ON STATUTORILY GUARANTEED TRUE-UP MECHANISM

Q: CAN CUSTOMERS AVOID PAYING TRANSITION CHARGES IF THEY SWITCH ELECTRICITY PROVIDERS?

A: No. The Restructuring Act provides that the Transition Charges are nonbypassable. Nonbypassable means that these charges are collected from existing retail customers of a utility and future retail consumers of electricity located within the utility's historical certificated service area as it existed on May 1, 1999, subject to certain limitations specified in the Restructuring Act. The Issuer is generally entitled to collect Transition Charges from the retail electric providers serving those consumers even if those consumers elect to purchase electricity from another supplier or choose to operate new on-site-generation equipment, or if the utility goes out of business and its service area is acquired by another utility or is municipalized.

Q: ARE THERE ANY CIRCUMSTANCES, OR ANY REASON, IN WHICH THE TRUE-UP MECHANISM WOULD NOT BE APPLIED TO CUSTOMER BILLS, E.G., ECONOMIC RECESSION, TEMPORARY POWER SHORTAGES, BLACKOUTS, BANKRUPTCY OF THE PARENT COMPANY?

A: No. Once the series 2005-1 bonds are issued, the irrevocable Financing Order (including the True-up Mechanism) is unconditional. If collections differ from forecasted revenues, regardless of the reason, CenterPoint Houston is required semi-annually to submit to the PUCT an adjustment to the Transition Charges if necessary to ensure expected recovery of amounts sufficient to provide timely payment of principal and interest. The PUCT will confirm the mathematical accuracy of the submission and approve the imposition of the adjusted Transition Charges. After this approval, the adjusted charges will immediately be reflected in the customer's next bill. Any errors identified by the PUCT will be corrected in the next true-up adjustment.

Q: COULD THE FINANCING ORDER BE RESCINDED OR ALTERED OR THE PUCT FAIL TO ACT TO IMPLEMENT THE TRUE-UP MECHANISM?

A: No. The Financing Order is irrevocable. The Financing Order provides that the True-up Mechanism and all other obligations of the State of Texas and the PUCT set forth in the Financing Order are direct, explicit, irrevocable and unconditional upon issuance of the series 2005-1 bonds, and are legally enforceable against the State of Texas and the PUCT.

Q: COULD THE RESTRUCTURING ACT BE REPEALED OR ALTERED IN A MANNER ADVERSE TO BONDHOLDERS?

A: No. The Restructuring Act provides that the State of Texas cannot take or permit any action that impairs the value of the security or the timely repayment of the series 2005-1 bonds.

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

PARTIES TO TRANSACTION AND RESPONSIBILITIES

                    ________________________________________
                   |                                        |
                   | 1.9 million Retail Electric Consumers* |
                   |________________________________________|
                                |             /|\
Pay Transition Charges based    |              |   Issues Financing Order; Approves Transition
on Consumption                  |              |   Charges on Customer Bills
                                |              |
                               \|/             |
             ____________________            ______________________________________
            |                    |          |                                      |
            |  RETAIL ELECTRIC   |          |  PUBLIC UTILITY COMMISSION OF TEXAS  |
            |  PROVIDERS (REPS)  |          |                (PUCT)                |
            |____________________|          |______________________________________|
                                |             /|\
Pay Transition Charges (less    |              |   Calculates Charges by Customer Class to meet
charge-off allowance)           |              |   Payment Schedule; Prepares True-Up; Submits
whether or not received         |              |   Filings to PUCT
                               \|/             |
                  ____________________________________________
                 |                                            |
                 |  CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC  |
                 |           (SELLER AND SERVICER)            |
                 |____________________________________________|
                                |             /|\
Remits Daily to Trustee All     |              |   Issues the Transition Bonds; Purchases series
Transition Charges Collected    |              |   2005-1 Transition Property from CenterPoint
                                |              |   Houston
                               \|/             |
            _____________________           __________________________________
           |                     |         |                                  |
           |   TRANSITION BOND   |         |  CENTERPOINT ENERGY TRANSITION   |
           |  INDENTURE TRUSTEE  |         |       BOND COMPANY II, LLC       |
           |_____________________|         |              (ISSUER)            |
                                |          |__________________________________|
Pays Principal and Interest     |
Semi-annually                   |
                                |
                               \|/
                  _______________
                 |               |
                 |  BONDHOLDERS  |
                 |_______________|




FLOW OF FUNDS

 ___________________
|                   | Transition Charges ($)
|    1.9 MILLION    |___________________
|  RETAIL ELECTRIC  |                   |
|    CONSUMERS*     |                   |
|___________________|                  \|/
                             ____________________
                            |                    |
                            |  RETAIL ELECTRIC   |
                            |  PROVIDERS (REPS)  |
                            |____________________|
                 Transition Charges ($) |
                                        |
                                       \|/
                           __________________________
                          |                          | Transition Charges ($)
                          |        SERVICER:         |___________________
                          |    CENTERPOINT ENERGY    |                   |
                          |  HOUSTON ELECTRIC, LLC   |                   |
                          |     (Baa2/BBB/BBB+)      |                  \|/
                          |__________________________|        ______________________  Principal and Interest
                               Regulated by PUCT             |                      |      Payments ($)
                                        ||                   |   TRANSITION BOND    |___________________
                                        ||                   |  INDENTURE TRUSTEE   |                   |
                                        ||                   |______________________|                   |
                                        ||                               ||                            \|/
                  |||||||||||||||||||||||||||||||||||||||||||||          ||                  _______________
                  |||||||||||||||||||||||||||||||||||||||||||||          ||                 |               |
                  ||                                         ||          ||                 |  BONDHOLDERS  |
                  ||   ___________________________________   ||          ||                 |_______________|
                  ||  |                                   |  ||||||||||||||
                  ||  |             ISSUER:               |  ||
                  ||  |  CENTERPOINT ENERGY TRANSITION    |  ||
                  ||  |       BOND COMPANY II, LLC        |  ||
                  ||  | (Expected ratings - Aaa/AAA/AAA)  |  ||
                  ||  |___________________________________|  ||
                  ||           Bankruptcy Remote             ||
                  ||                                         ||
                  |||||||||||||||||||||||||||||||||||||||||||||
                  |||||||||||||||||||||||||||||||||||||||||||||

----------
* During the 12 months ended June 30, 2005, CenterPoint Houston's total deliveries were approximately 42% industrial, 26% commercial and 32% residential, with the State of Texas and other governmental entities included in all categories and comprising approximately 5% of CenterPoint Houston's total deliveries.

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

BOND BALANCES

Scheduled end of period bond balances for the series 2005-1 bonds are shown below.

BOND BALANCES*

[to come]

*Preliminary; subject to change.

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

AVERAGE LIFE SENSITIVITY

[TO COME]

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

STATUTORILY GUARANTEED TRUE-UP MECHANISM FOR PAYMENT OF SCHEDULED PRINCIPAL AND INTEREST

The Restructuring Act and the irrevocable Financing Order guarantee that the Transition Charges will be reviewed and adjusted at least annually and, if necessary, semi-annually to ensure the expected recovery of amounts sufficient to timely provide all payments of debt service and other required amounts and charges in connection with the series 2005-1 bonds.

MANDATORY ANNUAL TRUE-UPS

STEP 1: Each year, CenterPoint Houston computes the total dollar requirement for the series 2005-1 bonds for the coming year, which includes scheduled principal and interest payments and all other permitted costs of the transaction, adjusted to correct any prior undercollection or overcollection.

STEP 2: CenterPoint Houston allocates this total dollar requirement among specific customer classes.

STEP 3:   CenterPoint Houston forecasts consumption by each customer class.

STEP 4: CenterPoint Houston divides the total dollar requirement for each customer class by the forecast consumption to determine the transition charge for that customer class.

STEP 5: CenterPoint Houston must make a true-up filing with the PUCT, specifying such adjustments to the Transition Charges as may be necessary, regardless of the reason for the difference between forecasted and required collections. Once approved, adjustments to the Transition Charges are immediately reflected in customer bills, beginning with their next monthly billing cycle.

MANDATORY INTERIM TRUE-UPS

CenterPoint Houston must seek an interim true-up once every six months (or quarterly in the fourteenth and fifteenth years):

(i) to correct any undercollection of Transition Charges, regardless of cause, in order to assure timely payment of the series 2005-1 bonds based on rating agency and bondholder considerations, including a mandatory interim true-up in connection with each semi-annual payment date if the Servicer forecasts that collections of Transition Charges during the next semi-annual payment period will be insufficient to make all scheduled payments of interest, principal and other amounts in respect of the series 2005-1 bonds and to replenish the capital subaccount for the series 2005-1 bonds to its required level;

(ii) if CenterPoint Houston expects, at the next payment date, more than a 5% variation between actual principal balance of the series 2005-1 bonds, taking into account amounts on deposit in the excess funds subaccount, and the expected bond amortization schedule; or

(iii) if an interim true-up is needed to meet any rating agency requirement that the series 2005-1 bonds be paid in full at scheduled maturity.

                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

                                    GLOSSARY

ISSUER            Issuer is responsible to the State and the PUCT. Specifically,
RESPONSIBLE TO    (i) the Issuer's organizational documents and transaction
THE STATE AND     documents prohibit the Issuer from engaging in any activities
PUCT              other than acquiring transition property, issuing transition bonds, and performing other activities as specifically
                  authorized by the Financing Order, (ii) the Issuer must
                  respond to representatives of the PUCT throughout the process of offering transition bonds, with the Financing Order
                  directing the PUCT's financial advisor to veto any proposal that does not comply with all criteria established in the
                  Financing Order; and (iii) all required true-up adjustments must be filed by Servicer on Issuer's behalf. In addition, the servicing agreement and indenture require certain reports to be submitted to the PUCT by or on behalf of the Issuer.

"SECURITY"        All assets held by the indenture trustee for the benefit of the holders of the series 2005-1 bonds. The Issuer's principal asset securing the series 2005-1 bonds will be series 2005-1
                  Transition Property. The series 2005-1 Transition Property is not a receivable, and the principal credit supporting the
                  bonds is not a pool of receivables. It is the irrevocable
                  right to impose, collect and receive non-bypassable Transition
                  Charges and is a present property right created pursuant to the Restructuring Act and the Financing Order.

"LEGAL            The Restructuring Act provides, among other things, that the
STRUCTURE"        series 2005-1 Transition Property is a present property right created pursuant to such Act and the Financing Order. The
                  Financing Order includes affirmative findings to the effect that (i) the Financing Order is final and not subject to PUCT rehearing, (ii) the Issuer's right to collect Transition
                  Charges is a property right against which bondholders will have a perfected lien upon execution and delivery of a
                  security agreement and filing of notice with the Secretary of
                  State, and (iii) the State of Texas has pledged not to take or permit any action that would impair the value of the series
                  2005-1 Transition Property, or, except for the periodic
                  true-up, reduce, alter or impair the Transition Charges to be imposed, collected and remitted to bondholders, until the
                  series 2005-1 bonds have been paid in full. The Financing
                  Order has been upheld on appeal in a final judgment of a state district court and is no longer subject to further appeal or review by the PUCT or the courts.

"PRINCIPAL        Principal will be paid sequentially. No tranches will receive
PAYMENTS"         principal payments until all tranches of a higher numerical designation have been paid in full unless there is an
                  acceleration of the series 2005-1 bonds following an event of default in which case principal will be paid to all tranches on a pro-rata basis. Please see "Bond Balances."

"RATINGS"         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. No person is obligated to maintain the rating on any series 2005-1 bond, and,
                  accordingly, there can be no assurance that the ratings
                  assigned to any tranche of series 2005-1 bonds upon initial issuance will not be revised or withdrawn by a rating agency at any time thereafter.

"SINKING FUND"    The amortization method providing for sequential payments of scheduled principal of each tranche.

"TRANSITION       Transition Charges are statutorily-created, non-bypassable,
CHARGES"          consumption-based per kilowatt hour, per kilowatt or per
                  kilovolt-Amperes charges. Transition Charges are irrevocable and payable, through retail electric providers, by retail
                  electric consumers, including the State of Texas and other governmental entities, as long as they continue to use
                  electricity at any facilities located within CenterPoint
                  Houston's historic service territory even, with certain
                  exceptions, if such electricity is self-generated using new on-site generation. There is no "cap" on the level of
                  Transition Charges that may be imposed on future consumers of electricity, including the State of Texas and other
                  governmental entities, to meet scheduled principal and
                  interest on the series 2005-1 bonds.


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                                               (TEXAS TRANSITION BONDS(SM) LOGO)

CENTERPOINT ENERGY                       PRELIMINARY          SEPTEMBER 15, 2005
TRANSITION BOND COMPANY II, LLC

ALL INFORMATION IN THIS PRELIMINARY TERM SHEET IS PRELIMINARY AND SUBJECT TO CHANGE. A REGISTRATION STATEMENT (REGISTRATION NO. 333-121505) RELATING TO THE SERIES 2005-1 TRANSITION BONDS HAS BEEN FILED WITH THE COMMISSION AND DECLARED EFFECTIVE. THE ISSUER WILL PREPARE, CIRCULATE AND FILE WITH THE COMMISSION A COMPLETE PROSPECTUS SUPPLEMENT, WHICH WILL BE ACCOMPANIED BY A BASE PROSPECTUS. YOU SHOULD READ THE COMPLETE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU CAN OBTAIN THE REGISTRATION STATEMENT, AND, ONCE FILED, THE PROSPECTUS SUPPLEMENT AND THE BASE PROSPECTUS FOR FREE AT THE COMMISSION'S WEB SITE (WWW.SEC.GOV). THIS PRELIMINARY TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATION PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS PROHIBITED OR TO PARTICIPATE IN ANY TRADING STRATEGY. NEITHER THE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SERIES 2005-1 BONDS OR DETERMINED IF THIS PRELIMINARY TERM SHEET IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The State of Texas, the PUCT, Saber Partners, LLC, and their affiliates make no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. A definitive base prospectus and prospectus supplement prepared by the Issuer will contain material information not contained herein, and the prospective purchasers are referred to those materials. Such base prospectus and prospectus supplement will contain all material information in respect of any securities offered thereby. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. The State of Texas, the PUCT, Saber Partners, LLC, and their affiliates disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Saber Partners, LLC is acting as financial advisor to the PUCT. Certain financial advisory services, including any activities that may be considered activities of a broker dealer, will be assigned to Saber Capital Partners, LLC, as a wholly-owned subsidiary of Saber Partners, LLC. Neither the State of Texas, the PUCT, Saber Partners, LLC, or Saber Capital Partners LLC, is acting as an agent for the Issuer or its affiliates in connection with the proposed transaction. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                  Page 11 of 11

                                               (TEXAS TRANSITION BONDS(SM) LOGO)